Fees Summary	Aug. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 550,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	84,205.00
Total Offset Amount	0.00
Net Fee	$ 84,205.00
Final Prospectus	false